                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 1997

                              SHOPKO STORES, INC.
           (Exact name of registrant as specified in its charter)

   Minnesota                     1-10876                  41-0985054
---------------                -----------              --------------
(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)             Identification
incorporation)                                               No.)


            700 Pilgrim Way
          Green Bay, Wisconsin                                54304
          --------------------                             ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (414) 497-2211






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     Item 5. Other Events
             ------------

     ShopKo Stores, Inc. a Minnesota corporation ("SkopKo") announced on June 10, 1997, that Stephen E. Watson and William J. Podany have agreed to join ShopKo's Board of Directors. On June 9, 1997, ShopKo, Supervalu Inc. and Supermarket Operators of America, Inc. amended the Stock Buyback and Secondary Offering Agreement dated April 24, 1997 (the "Amendment"). Certain additional information regarding the announcement and the Amendment is contained in ShopKo's press release dated June 10, 1997, and the Amendment which are incorporated herein by reference and which are attached hereto as exhibits. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

     Item 7.  Financial Statements and Exhibits
              ---------------------------------

(c)  Exhibits
     --------

     Exhibit Number          Description
     --------------          -----------

        10.1 Amendment dated June 9, 1997 to Stock Buyback and Secondary Offering Agreement dated April 24, 1997.

        99.1                 Press Release dated June 10, 1997.



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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 1997                   SHOPKO STORES, INC.



                                        By: /s/  Richard D. Schepp
                                        ------------------------------------
                                        Richard D. Schepp, Vice President
                                          Legal Affairs



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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                            Description
-----------                            -----------

   10.1 Amendment dated June 9, 1997 to Stock Buyback and Secondary Offering Agreement (incorporated by reference to ShopKo's Registration Statement on Form S-3, Reg. No. 333-26615)

   99.1                                Press Release dated June 10, 1997.



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